EXHIBIT 32.1

WORLDNET, INC. OF NEVADA
CERTIFICATION OF PERIODIC REPORT
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
18 U.S.C. Section 1350

The undersigned executive officer of WorldNet, Inc. of Nevada certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

•	the annual report on Form 10-K of the Company for the year ended December 31, 2012, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 22, 2013	By:	/s/ Donald R. Mayer
Donald R. Mayer
Principal Executive Officer Principal Financial Officer